UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 2, 2011

NEDAK ETHANOL, LLC
(Exact name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska	68713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(402) 925-5570

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

NEDAK Ethanol, LLC issued a press release on March 2, 2011 regarding a fire at its ethanol plant.

A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1           Press Release dated March 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

Date: March 2, 2011	By:	/s/ Jerome Fagerland
Jerome Fagerland
President

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated March 2, 2011.